UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Media General, Inc.

(Name of Registrant as Specified In Its Charter)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IMPORTANT NOTICE Regarding the Availability of Proxy Materials

MEDIA GENERAL, INC.

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS

Meeting Information

Meeting Type:          Annual

For holders as of:    February 26, 2010

Date:    April 22, 2010    Time: 11:00 a.m. EDT

Location:    Richmond Newspapers Production Facility

 8460 Times-Dispatch Boulevard

 Mechanicsville, VA

MEDIA GENERAL, INC. P.O. BOX 85333 RICHMOND, VA 23293-0001

You are receiving this communication because you hold shares in Media General, Inc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE AT WWW.PROXYVOTE.COM:

1. NOTICE AND PROXY STATEMENT        2. ANNUAL REPORT

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:              www.proxyvote.com

2) BY TELEPHONE:          1-800-579-1639

3) BY E-MAIL*:                  sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery of proxy materials, please make the request as instructed above on or before April 8, 2010.

— How To Vote — Please Choose One of the Following Voting Methods
Vote In Person: At the Meeting you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available (located on the following page) and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED BELOW.

Item 1.	Election of Directors. CLASS A DIRECTORS

NOMINEES:

01) Scott D. Anthony 02) Dennis J. FitzSimons 03) Carl S. Thigpen

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED BELOW.

Item 1.	Election of Directors. CLASS B DIRECTORS

NOMINEES:

01) O. Reid Ashe, Jr. 02) J. Stewart Bryan III 03) Diana F. Cantor 04) Marshall N. Morton 05) Thompson L. Rankin 06) Rodney A. Smolla 07) Walter E. Williams 08) Coleman Wortham III